UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 24, 2012

ARRIS Group, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-31254	58-2588724
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3871 Lakefield Drive, Suwanee, Georgia	30024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 678-473-2000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On October 24, 2012, ARRIS Group, Inc. held a conference call to discuss preliminary and unaudited financial results for the third quarter 2012. A transcript of the call is attached hereto as Exhibit 99.1 and is incorporated by reference.

Statements made in the transcript, including those related to (i) growth expectations and business prospects; (ii) revenues and net income for the fourth quarter 2012 and beyond; (iii) expected market and product expansion; (iv) expected sales levels and acceptance of new ARRIS products; and (v) the general market outlook and industry trends, are forward-looking statements. These statements involve risks and uncertainties that may cause actual results to differ materially from those set forth in these statements. Among other things, (a) projected results for the fourth quarter as well as the general outlook for 2013 are based on preliminary estimates, assumptions and projections that management believes to be reasonable at this time, but are beyond management’s control; (b) ARRIS’ customers operate in a capital intensive consumer based industry, and the current volatility in the capital markets or changes in customer spending may adversely impact their ability or willingness to purchase the products that the Company offers; and (c) because the market in which ARRIS operates is volatile, actions taken and contemplated may not achieve the desired impact relative to changing market conditions and the success of these strategies will be dependent on the effective implementation of those plans while minimizing organizational disruption.

In addition to the factors set forth elsewhere in the transcript and the earnings release included as Exhibit 99.2 hereto and incorporated herein by reference, other factors that could cause results to differ materially from current expectations include: the uncertain current economic climate and its impact on our customers’ plans and access to capital; the impact of rapidly changing technologies; the impact of competition on product development and pricing; the ability of ARRIS to react to changes in general industry and market conditions including regulatory developments; rights to intellectual property, market trends and the adoption of industry standards; and consolidations within the telecommunications industry of both the customer and supplier base. These factors are not intended to be an all-encompassing list of risks and uncertainties that may affect the Company’s business. Additional information regarding these and other factors can be found in ARRIS’ reports filed with the Securities and Exchange Commission, including its Form 10-Q for the quarter ended June 30, 2012. In providing forward-looking statements, the Company expressly disclaims any obligation to update publicly or otherwise these statements, whether as a result of new information, future events or otherwise.

In addition, the transcript includes certain non-GAAP financial measures that we believe provide management and other users with additional meaningful financial information that should be considered when assessing our ongoing performance. Our management regularly uses our supplemental non-GAAP financial measures internally to understand, manage and evaluate our business and make operating decisions. These non-GAAP measures are among the factors management uses in planning for and forecasting future periods. Non-GAAP financial measures should be viewed in addition to, and not as an alternative to, the Company’s reported results prepared in accordance with GAAP. Our non-GAAP financial measures reflect adjustments based on the following items, as well as the related income tax effects: (i) acquisition accounting impacts related to acquired deferred revenue; (ii) stock-based compensation expense; (iii) acquisition costs; (iv) restructuring costs; (v) amortization of intangible assets; (vi) loss on the sale of a product line; (vii) non-cash interest on convertible debt; (viii) impairment of investment; (ix) loss (gain) on retirement of debt; and (x) income tax expense (benefit). A reconciliation of this non-GAAP financial measures to the respective comparable GAAP measure is included in the earnings release included as Exhibit 99.2 hereto and incorporated herein by reference.

The information contained in this Form 8-K, including in Exhibits 99.1 and 99.2 hereto, shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference into any filing of ARRIS Group, Inc. under the Securities Act of 1933, as amended, regardless of any general incorporation language in such filing.

Item 9.01. Financial Statements and Exhibits.

99.1	Transcript of October 24, 2012 Conference Call

99.2	Press Release dated October 24, 2012 (incorporated by reference from the registrant’s Form 8-K filed on October 24, 2012)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARRIS Group, Inc.

By:	/s/ David B Potts
David B Potts Executive Vice President and CFO

Date: October 26, 2012

EXHIBIT INDEX

99.1	Transcript of October 24, 2012 Conference Call